                          SECURITIES AND EXCHANGE COMMISSION


                                Washington D.C. 20549

                                       Form 8-K

                        Pursuant to Section 12 or 15(d) of the
                         Securities and Exchange Act of 1934

              Date of Report (Date of earliest event reported): 12/25/97

                           FINANCIAL ASSET SECURITIES CORP

                 (AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT
             DATED AS OF FEBRUARY 1, 1997, PROVIDING FOR THE ISSUANCE OF
                        CITYSCAPE HOME LOAN OWNER TRUST 1997-1
             HOME LOAN ASSET BACKED NOTES AND CERTIFICATES SERIES 1997-1)
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                (Exact name of registrant as specified in its charter)

           Delaware            333-21071-06          52-6837643
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 (State or Other Jurisdiction  (Commission       (I.R.S. Employer
        of Incorporation       File Number)    Identification Number)

                                  600 Steamboat Road
                            Greenwich, Connecticut  06830
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                         (Address of Principal    (Zip Code)
                          Executive Offices)

          Registrant's telephone number, including area code: (203) 625-2700

 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Not applicable
 (b) Not applicable
 (c) Exhibits:
      20.1  Cityscape Home Loan Asset Backed Notes and
            Certficates Series 1997-1
            Distribution Statement dated 12/25/97.

 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: 12/18/97

 FINANCIAL ASSET SECURITIES CORP by First Bank National Association, as Trustee for Cityscape Home Loan Owner Trust 1997-1, Home Loan
 Asset Backed Notes And Certificates Series 1997-1.

 By:    /s/ Lynn Steiner    --------------------------------------

 Name:    Lynn Steiner
 Title:   Vice President
 Company: First Bank National Association